                                             UAM Funds
                                             Funds for the Informed Investor/sm/



INDEPENDENCE SMALL CAP PORTFOLIO
Annual Report                                                   OCTOBER 31, 2001
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                                                                  [LOGO] UAM
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO
                                                OCTOBER 31, 2001
--------------------------------------------------------------------------------
                          TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter......................................................    1

Statement of Net Assets...................................................    5

Statement of Operations...................................................    9

Statement of Changes in Net Assets........................................   10

Financial Highlights......................................................   11

Notes to Financial Statements.............................................   12

Report of Independent Accountants.........................................   16
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

UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
October 31, 2001

Dear Shareholders:

We are pleased to report on the investment results and strategy for the UAM Independence Small Cap Portfolio for the twelve month period ended October 31, 2001. The UAM Independence Small Cap Portfolio fell 9.92%, surpassing the performance of both the Russell 2000 Index at -12.70% and the Standard & Poor's 500 Index at -24.90%.

The best thing that can be said about the year ended October 31, 2001 is that it's over. There were a few interim rallies, but most of the major indexes declined fairly steadily throughout the year. The events of September 11th exacerbated the trend, although stocks were heading higher as the year ended. Prior to the terrorist attacks, investors were concerned about the direction of the economy and, as a result, stocks generally suffered. Since that time, an overlay of uncertainty has also been at work. The key to the future direction of the averages is the timing of an economic recovery and whether stocks, at current prices, adequately reflect corporate earnings prospects.

While virtually all the major indexes declined during the year, the range of performance was fairly broad. Small stocks did the best with the Russell 2000 Index declining 12.70%, as noted above. Uninspiring on an absolute basis, but well ahead of the Dow Jones Industrials, at -16.98%, and the S & P 500. The technology dominated NASDAQ Composite fared the worst of all, dropping 49.05%. Within the small cap sector, value stocks beat growth stocks by a wide margin. The Russell 2000 Value Index actually climbed 8.75% while the Russell 2000 Growth Index fell 31.50%.

Positive contributors to our performance were stocks with improving growth prospects like wholesaler Fleming Companies as well as retailers Ross Stores and Fred's. The most common theme of stocks that hurt results was earnings disappointment, most notably in technology holdings like Artesyn, Merix, and Actel.

Our investment process, successful in the past, has not changed. We remain committed to fundamental research, identifying catalysts for growth, and investing for the long-term. We analyze a large number of companies, but buy only a select few. At the end of the year, we owned 43 positions in stocks with average expected growth rates in excess of the market selling at a below market average valuation.

                                       1
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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Looking ahead, we are encouraged by the recent strength in the market. However, that trend could certainly be reversed if not ultimately validated by an improving general economic outlook. In our opinion, it is really a question of the timing of a recovery because it will occur. The American economy is the strongest and most resilient in the world. We have weathered wars and recessions in the past, emerging stronger than ever. Our best guess is that an economic rebound will begin in the second half of 2002. We may still have some difficult earnings seasons to get through, but the market will advance before corporate profits improve. While the timing may be uncertain, we are investing in attractively valued stocks of companies with solid growth prospects and expect to fully participate as the economy, and the stock market, recover.

Yours truly,



Charles S. Glovsky, CFA


   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

     1. Penn National Gaming (5.0%)            6. OM Group (3.1%)
     2. Scholastic (3.7%)                      7. Alpharma, Cl A (3.1%)
     3. Jacobs Engineering Group (3.7%)        8. Apogent Technologies (3.0%)
     4. Waste Connections (4.1%)               9. Cambrex (3.0%)
     5. Armor Holdings (3.4%)                  10. Radian Group (2.8%)

                                       2
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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                     Definition of the Comparative Indices
                     -------------------------------------

Dow Jones Industrial Average ("DJIA") is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Standard & Poor's SmallCap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap segment of the U.S. stock market.

    The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

                                       3
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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                                    [CHART]
---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                    Since
     1 Year       12/16/98*
---------------------------------
     -9.92%        10.11%
---------------------------------

                Independence
                 Small Cap      Russell 2000     Russell 2000     S&P Small
                 Value Fund        Index         Value Index    Cap 600 Index
12/16/98          $10,000         $10,000          $10,000         $10,000
 Oct. 99           $9,439         $10,278           $9,508          $9,969
 Oct. 00          $14,638         $12,068          $11,153         $12,489
 Oct. 01          $13,186         $10,535          $12,129         $11,686


 * Beginning of operations. Index comparisons began on 11/30/98.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 3.

                                       4
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO
                                                OCTOBER 31, 2001

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STATEMENT OF NET ASSETS
COMMON STOCKS-- 94.8%

                                                          Shares        Value
                                                        ----------   -----------
AUTOMOTIVE -- 2.2%
  Superior Industries International                        6,500      $ 214,760
                                                                      ---------
BANKING -- 1.1%
     W Holding.........................................    7,900        112,654
                                                                      ---------
BEAUTY PRODUCTS -- 2.6%
     Elizabeth Arden*..................................   19,800        261,162
                                                                      ---------
CAPITAL EQUIPMENT -- 2.1%
     Terex*............................................   13,100        212,351
                                                                      ---------
CHEMICALS -- 7.9%
     Cambrex...........................................    7,900        292,300
     OM Group..........................................    5,100        308,805
     RPM...............................................   15,200        184,680
                                                                      ---------
                                                                        785,785
                                                                      ---------
COMPUTERS & SERVICES -- 4.4%
     InFocus*..........................................   11,900        230,384
     Progress Software*................................   13,800        204,102
                                                                      ---------
                                                                        434,486
                                                                      ---------
DRUGS -- 3.1%
     Alpharma, Cl A....................................   11,000        304,700
                                                                      ---------
ELECTRONICS -- 9.0%
     Benchmark Electronics*............................    5,500         93,775
     Excel Technology*.................................   11,300        175,602
     LeCroy*...........................................   14,200        225,212
     Merix*............................................   10,700        180,616
     Woodhead Industries...............................   13,400        217,482
                                                                      ---------
                                                                        892,687
                                                                      ---------

ENTERTAINMENT -- 5.0%
     Penn National Gaming*.............................   23,900        489,472
                                                                      ---------
ENVIRONMENTAL SERVICES -- 4.1%
     Waste Connections*................................   13,800        403,236
                                                                      ---------


The accompanying notes are an integral part of the financial statements.

                                         5
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO
                                                OCTOBER 31, 2001

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COMMON STOCKS - continued

                                                          Shares        Value
                                                        ----------   -----------

FINANCIAL SERVICES -- 3.9%
   AmeriCredit*........................................    3,800     $   58,900
   Metris..............................................    5,400         87,534
   WFS Financial*......................................   11,500        234,600
                                                                     ----------
                                                                        381,034
                                                                     ----------
INSURANCE -- 2.8%
   Radian Group........................................    8,200        277,734
                                                                     ----------
MEASURING DEVICES -- 2.1%
   FEI*................................................    7,600        205,048
                                                                     ----------
MEDICAL PRODUCTS & SERVICES -- 12.8%
   Ameripath*..........................................    5,300        148,983
   Apogent Technologies*...............................   12,700        297,434
   Invacare............................................    4,500        150,750
   MIM*................................................   21,200        260,548
   Odyssey Healthcare*.................................    2,100         36,225
   RehabCare Group.....................................    8,400        213,360
   US Oncology.........................................   30,600        160,650
                                                                     ----------
                                                                      1,267,950
                                                                     ----------
MISCELLANEOUS BUSINESS SERVICES -- 5.9%
   Armor Holdings*.....................................   14,000        339,920
   Tetra Tech*.........................................    9,300        240,684
                                                                     ----------
                                                                        580,604
                                                                     ----------
PETROLEUM & FUEL PRODUCTS -- 3.7%
   Helmerich & Payne...................................    7,000        212,310
   Noble Affiliates....................................    4,100        151,577
                                                                     ----------
                                                                        363,887
                                                                     ----------
PRINTING & PUBLISHING -- 3.7%
   Scholastic*.........................................    8,100        362,070
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

                                         6
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO
                                                OCTOBER 31, 2001

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COMMON STOCKS -- continued

                                                          Shares        Value
                                                        ----------   -----------
PROFESSIONAL SERVICES -- 5.7%
     Jacobs Engineering Group*........................     5,500     $  360,470
     Shaw Group*......................................     7,400        203,500
                                                                     ----------
                                                                        563,970
                                                                     ----------
RETAIL -- 5.7%
     Cost Plus*.......................................     5,500        106,975
     Fred's...........................................     7,500        245,625
     J. Jill Group*...................................    13,500        206,280
                                                                     ----------
                                                                        558,880
                                                                     ----------
SEMICONDUCTORS/INSTRUMENTS -- 1.3%
     Actel*...........................................     7,100        131,705
                                                                     ----------
TRANSPORTATION -- 3.1%
     Railamerica*.....................................    17,500        203,875
     Triumph Group*...................................     4,000        102,760
                                                                     ----------
                                                                        306,635
                                                                     ----------
WHOLESALE -- 2.6%

     Fleming..........................................    10,600        255,460
                                                                     ----------
     TOTAL COMMON STOCKS
        (Cost $8,549,760).............................                9,366,270
                                                                     ----------

SHORT-TERM INVESTMENT -- 1.9%

                                                 Face
                                                Amount
                                            --------------
REPURCHASE AGREEMENT -- 1.9%

     JP Morgan Chase Securities, Inc.
        2.40%, dated 10/31/01, due
        11/01/01, to be repurchased at
        $187,012 collateralized by
        $160,839 of various U.S.
        Treasury Obligations valued at
        $193,300 (Cost $187,000)...........    $187,000        187,000
                                                            ----------

     TOTAL INVESTMENTS -- 96.7%
        (Cost $8,736,760)(a)...............                  9,553,270
                                                            ----------
     OTHER ASSETS AND LIABILITIES,
        NET -- 3.3%........................                    324,223
                                                            ----------

The accompanying notes are an integral part of the financial statements.

                                         7
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO
                                                OCTOBER 31, 2001
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   NET ASSETS CONSIST OF:
                                                               Value
                                                             ----------

     Paid in Capital.................................        $5,329,969
     Accumulated Net Realized Gain...................         3,731,014
     Unrealized Appreciation on Investments..........           816,510
                                                             ----------
     TOTAL NET ASSETS -- 100.0%......................        $9,877,493
                                                             ----------
     Institutional Class Shares:
     Shares Issued and Outstanding
        (Authorized 50,000,000 -- $0.001 par value)..           760,170
     Net Asset Value, Offering and Redemption Price
        Per Share....................................            $12.99
                                                                 ======


     * Non-Income Producing Security
    Cl Class

   (a) The cost for Federal income tax purposes was $8,750,035. At October 31, 2001 net unrealized appreciation for all securities based on tax cost was $829,785. This consisted of aggregate gross unrealized appreciation for all securities of $1,618,129, and an aggregate gross unrealized depreciation for all securities of $788,344.



The accompanying notes are an integral part of the financial statements.

                                         8
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UAM FUNDS                                    INDEPENDENCE SMALL CAP PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends.................................................................         $    35,582
Interest..................................................................              26,031
                                                                                   -----------
     Total Income.........................................................              61,613
                                                                                   -----------
Expenses
Investment Advisory Fees -- Note B........................................             122,250
Administrative Fees -- Note C.............................................              72,831
Transfer Agent Fees.......................................................              28,019
Printing Fees.............................................................              18,543
Shareholder Servicing Fees -- Note F......................................              15,219
Audit Fees................................................................              14,112
Custodian Fees............................................................               8,004
Registration and Filing Fees..............................................               6,115
Legal Fees................................................................               5,212
Directors' Fees -- Note E.................................................               2,621
Other Expenses............................................................               5,051
                                                                                   -----------
     Total Expenses.......................................................             297,977
Less:
Waiver of Investment Advisory Fees -- Note B..............................             (14,382)
                                                                                   -----------
     Net Expenses Before Expense Offset...................................             283,595
                                                                                   -----------
Expense Offset -- Note A..................................................                (317)
                                                                                   -----------
     Net Expenses After Expense Offset....................................             283,278
                                                                                   -----------
Net Investment Loss.......................................................            (221,665)
                                                                                   -----------
Net Realized Gain.........................................................           3,953,082
Net Change in Unrealized Appreciation (Depreciation)......................          (6,271,147)
                                                                                   -----------
Net Loss..................................................................          (2,318,065)
                                                                                   -----------
Net Decrease in Net Assets Resulting From Operations......................         $(2,539,730)
                                                                                   ===========

The accompanying notes are an integral part of the financial statements.

                                         9
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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STATEMENT OF CHANGES IN NET ASSETS
                                                     Year Ended     Year Ended
                                                     October 31,    October 31,
                                                        2001           2000
                                                     -----------    -----------

Increase (Decrease) in Net Assets
Operations:
     Net Investment Loss..........................   $  (221,665)   $  (195,731)
     Net Realized Gain............................     3,953,082        825,960
     Net Change in Unrealized Appreciation
       (Depreciation).............................    (6,271,147)     7,634,409
                                                     -----------    -----------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations.................    (2,539,730)     8,264,638
                                                     -----------    -----------
Distributions:
     Net Realized Gain............................      (258,278)            --
                                                     -----------    -----------
Capital Share Transactions:
Institutional Class:
     Issued.......................................     5,949,718      8,459,736
     In Lieu of Cash Disctibutions................       252,742             --
     Redeemed.....................................   (17,746,224)    (8,398,249)
                                                     -----------    -----------
     Net Increase (Decrease) from
        Capital Share Transactions:...............   (11,543,764)        61,487
                                                     -----------    -----------
          Total Increase (Decrease)...............   (14,341,772)     8,326,125
                                                     -----------    -----------
Net Assets:
     Beginning of Period..........................    24,219,265     15,893,140
                                                     -----------    -----------
     End of Period................................   $ 9,877,493    $24,219,265
                                                     ===========    ===========
Shares Issued and Redeemed:
     Shares Issued................................       402,600        622,475
     In Lieu of Cash Distributions................        20,802             --
     Redeemed.....................................    (1,317,270)      (652,855)
                                                     -----------    -----------
     Net Decrease in Shares Outstanding:..........      (893,868)       (30,380)
                                                     ===========    ===========

The accompanying notes are an integral part of the financial statements.

                                        10
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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Institutional Class Shares
                                                 -------------------------------
                                                                     December 16
                                                                     1998*** to
                                                                     October 31,
                                                    2001      2000       1999
                                                   ------    -------    -------
Net Asset Value, Beginning of Period..........     $14.64    $  9.44    $ 10.00
                                                   ------    -------    -------
Income from Investment Operations:
   Net Investment Loss........................      (0.29)     (0.12)     (0.09)
   Net Realized and Unrealized Gain (Loss)....      (1.17)      5.32      (0.47)
                                                   ------    -------    -------
   Total from Investment Operations...........      (1.46)      5.20      (0.56)
                                                   ------    -------    -------
Distributions:
Net Realized Gain.............................      (0.19)        --         --
                                                   ------    -------    -------
Net Asset Value, End of Period................     $12.99    $ 14.64    $  9.44
                                                   ======    =======    =======
Total Return+.................................      (9.92)%    55.08%     (5.60)%**
                                                   ======    =======    =======

Ratios and Supplemental Data
Net Assets, End of Period (Thousands).........     $9,877    $24,219    $15,893
Ratio of Expenses to Average Net Assets.......       1.97%      1.49%      1.85%*
Ratio of Net Investment Loss to Average Net
  Assets......................................      (1.54)%    (0.95)%    (1.11)%*
Portfolio Turnover Rate.......................         65%        84%        91%

   * Annualized
  ** Not Annualized
 *** Commencement of Operations
   + Total return would have been lower had certain expenses not been waived by the Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

                                        11
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NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Independence Small Cap Portfolio, formerly the DSI Small Cap Value Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc. is a diversified, open-end management investment company. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller capital companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collat-


                                      12
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
eral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

     Permanent book and tax basis differences relating to shareholder distributions resulted in an increase of $221,665 to undistributed net investment income, and a decrease of $221,665 to accumulated net realized gain.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

     6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for

                                      13
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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
        fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

        B. Investment Advisory Services: Prior to February 2, 2001, under the terms of an investment advisory agreement, Dewey Square Investors Corporation ("DSI") provided investment advisory services to the Portfolios for a fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. Fees paid to DSI were $37,301. Beginning on February 2, 2001, under the terms of an investment advisory agreement, Independence Investment LLC (the "Advisor"), an affiliate of John Hancock Financial Services, Inc., began providing investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. Fees paid to the Advisor were $70,567. In addition, DSI and the Adviser voluntarily agreed to limit their management fee to 0.075% of the average daily net assets of the Portfolio.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of United Asset Management Corporation ("UAM"), provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds, under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, UAMFSI was paid $35,808, of which $16,701 was paid to SEI for their services, $4,787 to DST for their services, and $3,070 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the seven months ended October 31, 2001, the Administrator was paid $37,023.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of

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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, the Portfolio paid PBHGSSC $10,220.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, the Portfolio made purchases of $9,343,249 and sales of $21,380,761 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 2001, 86% of total shares outstanding were held by 2 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Independence Small Cap Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Independence Small Cap Portfolio, formerly DSI Small Cap Value Portfolio, (one of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period December 16, 1998 (commencement of operations) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001




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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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Federal Income Tax Information (Unaudited)
For the year ended October 31, 2001 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 22.19%.










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UAM FUNDS                                       INDEPENDENCE SMALL CAP PORTFOLIO

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Officers and Directors

James F. Orr, III                    Linda T. Gibson
Director, President and Chairman     Vice President and Secretary

John T. Bennett, Jr.                 Sherry Kajden Vetterlein
Director                             Vice President and Assistant Secretary

Nancy J. Dunn                        Christopher Salfi
Director                             Treasurer

Philip D. English                    Suzan M. Barron
Director                             Assistant Secretary

William A. Humenuk                   Molly S. Mugler
Director                             Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Independence Investment LLC
Exchange Place
53 State Street
Boston, MA 02109

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109
                                         --------------------------------------
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.
                                         --------------------------------------